Aptus April Buffer ETF
Schedule of Investments
July 31, 2026 (Unaudited)

PURCHASED OPTIONS - 108.6% (a)(b)(c)	Notional Amount	Contracts		Value
Call Options - 107.0%
SPDR S&P 500 ETF Trust, Expiration: 03/30/2027; Exercise Price: $6.32 (d)	$ 26,743,674	358		$ 26,344,844

Put Options - 1.6%
SPDR S&P 500 ETF Trust, Expiration: 03/30/2027; Exercise Price: $631.97 (d)	26,743,674	358		407,533
TOTAL PURCHASED OPTIONS (Cost $24,074,450)				26,752,377

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.3%		Shares		Value
First American Treasury Obligations Fund - Class X, 3.60% (e)		69,602		69,602
TOTAL MONEY MARKET FUNDS (Cost $69,602)				69,602

TOTAL INVESTMENTS - 108.9% (Cost $24,144,052)				26,821,979
Liabilities in Excess of Other Assets - (8.9)%			(0.08930)	(2,198,806)
TOTAL NET ASSETS - 100.0%				$ 24,623,173

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(e)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Aptus April Buffer ETF
Schedule of Written Options
July 31, 2026 (Unaudited)

WRITTEN OPTIONS - (8.9)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (8.2)%
SPDR S&P 500 ETF Trust, Expiration: 03/30/2027; Exercise Price: $736.81	$ (26,743,674)	(358)	$ (2,015,103)

Put Options - (0.7)%
SPDR S&P 500 ETF Trust, Expiration: 03/30/2027; Exercise Price: $537.17	(26,743,674)	(358)	(183,780)
TOTAL WRITTEN OPTIONS (Premiums received $1,378,351)			$ (2,198,883)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Aptus April Buffer ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$ –	$ 26,752,377	$ –	$ 26,752,377
Money Market Funds	69,602	–	–	69,602
Total Investments	$ 69,602	$ 26,752,377	$ –	$ 26,821,979

Liabilities:
Investments:
Written Options	$ –	$ (2,198,883)	$ –	$ (2,198,883)
Total Investments	$ –	$ (2,198,883)	$ –	$ (2,198,883)

Refer to the Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.